Union Bankshares, Inc.
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                              December 31, 1999
                            Fourth Quarter Report



                              [LOGO]   CITIZENS
                                       SAVINGS BANK
                                       AND TRUST COMPANY

                              [LOGO]   UNION BANK

                          Wholly Owned Subsidiaries


                                                           January 14, 2000

Dear Shareholder,

This is the first letter to be sent to all our shareholders since the acquisition of Citizens Savings Bank and Trust Company on November 30th, 1999. Your company now has in excess of 725 shareholders, over $32 million in capital, and is a two-bank holding company.

The unaudited comparative financial statements show assets of $295 million, loans of $209 million and deposits of $257 million at December 31, 1999. The decrease in earnings compared to 1998 reflects the $508,000 merger-related costs, which are not tax deductible, and over $100,000 in hard costs this year associated with Y2K preparations. Both are one-time costs which will not be repeated.

The millenium change was basically a non-event as far as problems and both banks completed their year-end processing on schedule. Because the Y2K transition went so smoothly, we do not want to downplay the time and effort expended by the staff to ensure all went well. Many hours were devoted to the preparation, testing, and planning phases with the outcome a success.

The major project now underway for both banks is the transfer of the Citizens data processing function to Union. This is necessary to gain economies of scale and is scheduled for the weekend of February fifth. The plan is to have the transition be as transparent as possible to customers and line staff of Citizens. Much time has been spent developing the appropriate communications network and ensuring the "conversion" goes well. We will keep you posted.

Thus far, this winter has seen little snow and warmer than normal temperatures. Building construction continues at a brisk pace while some of the winter sports-related industries are waiting for the season to begin.

Enclosed is a check or advice of credit representing a dividend of $.24 per share to shareholders of record January 5, 2000. Your Union Bankshares, Inc. tax dividend statements have been mailed under separate cover. A proxy statement and an annual report to shareholders containing audited financial statements will be mailed with the notice of the annual meeting scheduled for April 26th.

Sincerely,

/s/ W. Arlen Smith                     /s/ Kenneth D. Gibbons
    W. Arlen Smith                         Kenneth D. Gibbons
    Chairman                               President


                                 SHAREHOLDER
                                 ASSISTANCE
                                     AND
                            INVESTOR INFORMATION

If you need assistance with a change in registration of certificates, reporting lost certificates, nonreceipt or loss of dividend checks, information about the Company, or to receive copies of financial reports, please contact us at the address and phone number listed below:

                       Corporate Name:  Union Bankshares, Inc.
                       Transfer Agent:  Union Bank
                                        P.O. Box 667
                                        Morrisville, VT
                                        05661-0667

                                Phone:  802-888-6600
                                  Fax:  802-888-7697
                                Email:  depops@together.net
                              Website:  www.unionbankvt.com


Consolidated Balance Sheet (unaudited)
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                                   December 31, 1999      December 31, 1998

ASSETS

Cash and Due from Banks               $ 11,596,195           $ 9,870,258
Federal Funds Sold                       3,484,199             9,325,994
Interest Bearing Deposits                1,988,285             1,873,000
U.S. Government Securities              34,730,751            35,299,009
State and Municipal Securities           4,789,595             3,654,761
Corporate Securities                    21,858,978            20,535,729
Loans, net                             209,304,190           202,468,358
  Less: Reserve for Loan Losses         (2,869,983)           (2,844,929)
Bank Building and Equipment, net         4,122,791             4,574,071
Other Real Estate Owned                     26,667               524,756
Other Assets                             6,364,554             4,847,661
                                      ----------------------------------
      Total Assets                    $295,396,222          $290,128,668
                                      ==================================

LIABILITIES AND SHAREHOLDERS' EQUITY

Demand Deposits                       $ 32,988,780          $ 32,948,621
Savings and Time Deposits              224,603,912           215,969,595
Other Liabilities                        5,633,948             9,448,229
Common Stock                             6,526,978             6,518,404
Paid in Capital                            238,354               211,786
Retained Earnings                       28,129,747            26,029,355
Accumulated Other Comprehensive
 Income                                 (1,133,046)              595,129
Treasury Stock at Cost                  (1,592,451)           (1,592,451)
                                      ----------------------------------
      Total Liabilities and
       Shareholders' Equity           $295,396,222          $290,128,668
                                      ==================================

Consolidated Statements of Income (unaudited)
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                                     12/31/99       12/31/98        12/31/99        12/31/98
                                        (3 months ended)                (12 months ended)

Interest Income                     $5,875,383     $5,785,089     $22,841,587     $22,628,926
Interest Expense                     2,321,676      2,342,947       9,121,570       9,252,465
                                    ---------------------------------------------------------

      Net Interest Income            3,553,707      3,442,142      13,720,017      13,376,461
Less: Provision for Loan Losses        109,499         75,000         359,496         400,000
                                    ---------------------------------------------------------
      Net Interest Income after
       Loan Loss Provision           3,444,208      3,367,142      13,360,521      12,976,461

Trust Income                            50,946         46,250         165,769         120,410
Other Operating Income                 636,144        828,749       2,411,659       2,782,581
Other Operating Expenses:
  Salaries                           1,050,385      1,009,985       4,195,372       4,111,064
  Employee Benefits                    364,060        182,631       1,126,962         998,703
  Occupancy                            127,547        107,299         534,813         502,549
  Equipment                            284,107        265,692       1,017,507         913,988
  Other                                917,551        749,286       3,172,564       2,746,846
                                    ---------------------------------------------------------
      Total                          2,743,650      2,314,893      10,047,218       9,273,150
                                    ---------------------------------------------------------

Net Income before Tax                1,387,648      1,927,248       5,890,731       6,606,302
Income Tax Expense                     511,596        629,917       1,865,692       2,054,906
                                    ---------------------------------------------------------
      Net Income                    $  876,052     $1,297,331      $4,025,039      $4,551,396

      Earnings per Share                                                $1.33           $1.51
      Book Value Per Share                                             $10.62          $10.52


                                DIRECTORS OF
                           UNION BANKSHARES, INC.
                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Oscar E. Churchill
                            William T. Costa, Jr.
                             Kenneth D. Gibbons
                               Peter M. Haslam
                            Franklin G. Hovey II
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                                Jerry S. Rowe
                             Richard C. Sargent
                              Walter M. Sargent

                                 OFFICERS OF
                           UNION BANKSHARES, INC.
      W. Arlen Smith                                         Chairman
      Cynthia D. Borck                                 Vice-President
      Kenneth D. Gibbons                                    President
      Peter Haslam                                          Secretary
      Marsha A. Mongeon                      Vice President/Treasurer
      Jerry S. Rowe                                    Vice President

                     DIRECTORS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                        Genevieve L. Hovey, Chairman
                              Cynthia D. Borck
                            J.R. Alexis Clouatre
                            William T. Costa, Jr.
                               Dwight A. Davis
                             Kenneth D. Gibbons
                            Franklin G. Hovey II
                                Jerry S. Rowe
                              Joseph M. Sherman

                      OFFICERS OF CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
      Genevieve L. Hovey                        Chairman of the Board
      Michelle Brochu                                  Vice President
      Patricia G. Coffin                   Auditor/Compliance Officer
      John Dinsmore                               Assistant Treasurer
      Susan O. Laferriere                              Vice President
      Dennis J. Lamothe                                     Treasurer
      Sandra J. Lyon                              Assistant Treasurer
      Judith S. Masure                                 Vice President
      Barbara A. Olden                       Assistant Vice President
      Jerry S. Rowe                                         President
      Wendy L. Somers                                   Trust Officer
      Reginald J. Wakeham                            Vice President &
                                                  Senior Loan Officer

                           DIRECTORS OF UNION BANK
                          W. Arlen Smith, Chairman
                              Cynthia D. Borck
                             Oscar E. Churchill
                             Kenneth D. Gibbons
                               Peter M Haslam
                              William F. Kinney
                              Richard C. Marron
                              Robert P. Rollins
                              Richard C. Sargent
                              Walter M. Sargent

                           OFFICERS OF UNION BANK
      Wanda L. Allaire                       Assistant Vice President
      Ethan A. Allan, Jr.                              Vice President
      Rhonda L. Bennett                                Vice President
      Cynthia D. Borck                          Senior Vice President
      Joseph P. Canavan                      Assistant Vice President
      Fern C. Farmer                         Assistant Vice President
      Patsy S. French                        Assistant Vice President
      Kenneth D. Gibbons                                    President
      Nathaniel M. Hayward                   Commercial Loans Officer
      Claire A. Hindes                            Assistant Treasurer
      Patricia N. Hogan                      Assistant Vice President
      Peter R. Jones                                   Vice President
      Margaret S. Lambert                    Assistant Vice President
      Marsha A. Mongeon               Senior Vice President/Treasurer
      Freda T. Moody                         Assistant Vice President
      Karen Carlson Noyes                    Assistant Vice President
      Ruth P. Schwartz                                 Vice President
      David S. Silverman                        Senior Vice President
      JoAnn A. Tallman                            Assistant Secretary
      Francis E. Welch                       Assistant Vice President
      Craig S. Wiltshire                               Vice President

                             UNION BANK OFFICES

          Morrisville                              Jeffersonville
     20 Lower Main Street*                         80 Main Street
        (802) 888-6600                             (802) 644-6600

        Northgate Plaza*                              Hyde Park
           Route 100                               250 Main Street
        (802) 888-6860                             (802) 888-6880

             Stowe                                 Remote ATM's at:
         Stowe Village*                      Smugglers' Notch Resort (2)
     Park and Pond Streets                      Johnson State College
        (802) 253-6600                             Copley Hospital
                                                Cold Hollow Cider Mill
       1857 Mountain Road                         Trapp Family Lodge
           Route 108                           Stowe Mountain Report (3)
        (802) 253-6642                        Big John's Riverside Store

            Hardwick                                   Express
        103 VT Route 15*                             Telebanking
        (802) 472-8100                             (802) 888-6448
                                                   (800) 583-2869
            Johnson
    198 Lower Main Street*
        (802) 635-6600

                             www.unionbankvt.com

*   ATM's at these branches

                            CITIZENS SAVINGS BANK
                              AND TRUST COMPANY
                                   OFFICES

        St. Johnsbury                              Remote ATM's at:
     364 Railroad Street*                       East Burke, Route 114
        (802) 748-3131                             Danville, Route 2

     325 Portland Street                            Express Phone
        (802) 748-3121                                 Banking
                                                   (802) 748-0815
          Lyndonville                              (800) 748-1018
       183 Depot Street*
        (802) 626-3100

         St. Johnsbury
            Center
     Green Mountain Mall*
     1998 Memorial Drive
        (802) 748-2454

                                www.csbtc.com

*   ATM's at these branches